UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

13333 California St., Ste. 500
 Omaha, NE 68154
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
13333 California St., Ste. 500
 Omaha, NE 68154
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)

Fifty-Ninth

Annual Shareholder Report

2021

P.O. Box 542021 - Omaha, NE 68154
P: (402) 397-4700   F: (402) 397-1555   www.bridgesfund.com

(This Page Intentionally Left Blank.)

Contents of Report

Page 1	Shareholder Letter

Exhibit 1	Portfolio Transactions During the
Page 5	Period from July 1, 2021 through
December 31, 2021

Exhibit 2	Selected Historical Financial Information
Pages 6-7

Pages 8-9	Expense Example

Page 10	Allocation of Portfolio Holdings

Pages 11-25	Financial Statements and Report of
Independent Registered Public
Accounting Firm

Page 26	Privacy Policy

Pages 27-28	Additional Disclosures

MD&A 1–13	Management Discussion and Analysis

IMPORTANT NOTICES

Must be preceded or accompanied by a Prospectus.

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

The S&P 500 Index (S&P 500) is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. You cannot invest directly in a specific index.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

Earnings growth for a Fund holding does not guarantee a corresponding increase in market value of the holding or the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

While the fund is no-load, management fees and other expenses still apply.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC.

January 11, 2022

Dear Shareholder:

Performance

Bridges Investment Fund had a total return of 25.93% for the one-year period ended December 31, 2021.  By comparison, the S&P 500 had a total return of 28.71%.  The Fund had average annual total returns of 28.14%, 19.82%, and 15.99% for the 3, 5, and 10-year periods ended December 31, 2021, compared to total returns of 26.07%, 18.47%, and 16.55% for the S&P 500.  Three, five, and ten-year periods are annualized.  The Fund’s gross expense ratio is 0.78%, as stated in its Prospectus.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

Review of 2021 and Outlook for 2022

U.S. stocks posted strong gains for a third straight year as strong corporate earnings, low interest rates, excess liquidity, and progress around global Covid-19 vaccination rates combined to extend the positive environment for equities.

Unlike 2020, which was one of the most volatile years on record, stock price volatility was remarkably un-volatile in 2021: the S&P 500 had one 5% correction and set 70 record highs over the course of a year.  The S&P 500 recorded positive total returns in all four quarters, culminating with an 11.02% return in the fourth quarter.  The year was characterized by, and notable for, the persistent upward march in stock prices, with very few meaningful pullbacks along the way.

The S&P 500 ended the year with a 28.71% total return, and a trailing three-year total return of 100.29% (26.03% annualized), the best three year stretch for the Index since its 123.99% total return (30.68% average annual) between 1994-1997.

Despite the strong price performance for stocks during 2021, equity valuations remained constant over the course of the year.  The S&P 500 began the year trading at 22.8x twelve-month forward consensus earnings and finished the year at 21.7x forward earnings.  Corporate earnings showed strong positive surprises across the year, which supported stock prices.

We remain constructive on the outlook for U.S. equities on balance over the next several years, but we expect the environment for equity investing to be more challenging for a variety of reasons: 1) we expect the Fed will begin to raise interest rates at some point in 2022, ending a long period of accommodative policy that has pushed interest rates lower and expanded stock valuations; 2) we expect quarterly corporate earnings comparisons will become more difficult as the easier comparisons to pandemic-depressed earnings of 2020 are lapped; and 3) we expect

Shareholder Letter	January 11, 2022

much higher levels of stock price volatility, as investors adjust to a new regime of rising interest rates and slower (albeit still strong) earnings growth.

Our constructive intermediate to longer-term view on equities is based on: 1) the expectation that corporate earnings growth will remain positive as the global economy continues to recover and normalize as the pandemic eventually recedes; 2) interest rates will remain at relatively low levels (despite inflation running above normal levels until global supply chains recover), supporting equity valuations at or near current levels; and 3) our expectation that excess liquidity will eventually find its way into risk-based assets if and as interest rates remain low.

We have established a 2022 year-end fair value range of 4,700-5,000 for the S&P 500 (22x estimated 2022 earnings of $210-230).  Our preliminary year-end 2023 fair value range is 4,950-5,400 (22x estimated 2023 earnings of $235-250).  Our single point year-end fair value estimates for 2022 and 2023 are 4,900 and 5,250, respectively.

We expect equity market volatility to increase markedly in 2022 versus 2021 levels.  We would not be surprised if stocks traded 20-25% below and above the 2021 year-end level of the S&P 500 of 4,766 during the upcoming year.

While we expect 2022 to be volatile and challenging, we are constructive on the long-term outlook for equities in general given the level of current equity valuations and interest rates, our expectation that long-term corporate earnings growth will be positive, and our belief that over the next several years, the global economy will continue to recover and normalize as it exits from pandemic conditions.

Our Portfolio

The Fund’s portfolio continues to be comprised primarily of companies with strong balance sheets, high levels of profitability, and a demonstrated ability to grow business value over the long-term despite periodically challenging economic conditions.

The Fund’s ten largest individual stock holdings as of December 31, 2021 were:

Apple	10.9
Alphabet	8.6
MasterCard	6.6
Microsoft	6.5
Amazon	6.2
NVIDIA	4.3
Meta Platforms	3.4
Visa	3.2
Old Dominion	3.2
SVB Financial	3.0

Shareholder Letter	January 11, 2022

The following table summarizes the changes we made in the Fund in 2021:

NEW BUYS:	ADDS:	TRIMS:	SELLS:

American Tower	Alcon	Apple	Amgen
Cable One	BWX Technologies	BlackRock	Aptar
Chemed	Casey’s General Stores	MasterCard	BWX Technologies
Iqvia	Edwards Lifesciences	Union Pacific	Booking Holdings
Sherwin-Williams	IAA		Chevron
Texas Pacific	Intercontinental Exchange		Comcast
Ulta Beauty	Lowe’s		Disney
	Meta Platforms (Facebook)		Eaton
	Progressive		Ecolab
	Terminix		Fiserv
	Thermo Fisher Scientific		Johnson &
	Transunion		Johnson
	Wells Fargo		PepsiCo
Roper

The companies that were the most additive to the Fund’s return in 2021 included Alphabet, Apple, Microsoft, NVIDIA, Old Dominion, and SVB Financial.

The companies that were the largest drag on the Fund’s return in 2021 included Amazon, MasterCard, PayPal, Terminix, and Visa.

We believe the Fund’s holdings are both 1) well-positioned to grow their business value over the next several years, and 2) valued at levels that are reasonably attractive over the long run given our assessment of their long-term business value growth potential.

From a valuation standpoint, we believe the Fund’s holdings are attractively valued looking out over the next several years.  At present, the Fund’s portfolio trades at 32.8x estimated 2022 earnings and 27.4x estimated 2023 earnings, with a projected long-term annual earnings growth of 10-12%, which compares with the 21.7x 2022 P/E, 19.9x 2023 P/E, and 7-8% long term annual earnings growth projected for the S&P 500.

Investment Philosophy and Process

We continue to rely on our investment philosophy and investment process to provide a framework for our portfolio management of the Fund.  Strong investment process is critical always, but especially within the context of challenging and volatile capital markets conditions.

Our investment philosophy is based on the notion that long-term investment in high quality, structurally advantaged businesses that are well-managed and that have opportunities for significant business value growth can provide shareholders with satisfactory long-term returns.  We expect that over time, business value growth and share price performance should approximate each other: we seek to derive our investment return over the long run from being business owners, not from the fact that the businesses that we own are traded in the public equity market.  We are “business dependent” for return, not “stock market dependent.”

Shareholder Letter	January 11, 2022

We seek to effectuate our investment philosophy through our investment process, which entails three core elements: quality (the higher the better), growth (the faster and more consistent, the better), and valuation (the lower the better, given the first two considerations).

We seek to own high quality businesses that have durable structural or competitive advantage, because we believe that high quality businesses with competitive advantage can deliver attractive returns over time, given a demonstrated ability to successfully exploit their competitive advantage.

We seek businesses that have significant long-term opportunities to grow, and a demonstrated ability to effectively convert growth opportunities into rising free cash flows over time.

Finally, we apply rigorous approaches to valuation in order to identify companies that are priced attractively from a long-term perspective given the quality of their franchise and the size of their business growth opportunities.

Our primary investment goal is to identify and own companies that have strong franchise characteristics and attractive valuation metrics, such that the business value growth that our companies generate over the long-term leads to positive shareholder returns.  A lengthy time horizon is critical to our approach, because it allows sufficient opportunity for our companies to compound business value at attractive rates, such that share price can appropriately reflect growth in underlying business value.

Over time, we expect to benefit from our investment approach in two ways: 1) from an improvement in valuation, as our companies move from being undervalued relative to our appraisal of fair value toward our estimate of fair value (positive change in valuation), and 2) from the growth in our companies’ underlying business value over time, which is driven by increasing revenues, earnings, dividends, and free cash flow.

We believe that our investment approach should be effective over the long run, as stock prices tend to track underlying changes in business value over time.  Periods of broad stock market weakness create opportunities for us to identify attractive new equity investment candidates, and/or to add to existing holdings at attractive valuation levels.

We are very grateful for your continued investment in Bridges Investment Fund.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2021 THROUGH DECEMBER 31, 2021
(Unaudited)

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

AptarGroup, Inc.	10,000	10,000
BWX Technologies, Inc.	20,000	47,500
Cable One, Inc.	800	800
Chemed Corp.	3,000	3,000
NVIDIA Corp. (1)	30,000	40,000
The Progressive Corp.	10,000	30,000
Terminix Global Holdings, Inc.	30,000	60,000
TransUnion	5,500	40,000
Ulta Beauty, Inc.	3,000	3,000

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Apple, Inc.	11,000	166,000
AptarGroup, Inc.	10,000	—
BlackRock, Inc.	3,500	5,000
Booking Holdings, Inc.	2,000	—
BWX Technologies, Inc.	47,500	—
Eaton Corp PLC	20,000
Ecolab, Inc.	15,000	—
Fiserv, Inc.	20,000	—
Roper Technologies, Inc.	8,000
The Walt Disney Co.	25,500	—
Union Pacific Corp.	3,000	25,000

(1)	Received 30,000 shares in a 4 for 1 Stock Split on 7/20/2021

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – Year End Statistics – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—	$—
12-31-63	159,187	15,710	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – Year End Statistics – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
12-31-99	$69,735,684	1,508,154	$46.24	$.30	$.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—
12-31-06	82,754,479	2,336,366	35.42	.2695	—
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735
12-31-08	49,448,417	2,257,410	21.91	.2603	—
12-31-09	67,435,343	2,303,377	29.28	.17	—
12-31-10	75,014,486	2,307,301	32.51	.126	—
12-31-11	73,779,028	2,266,478	32.55	.1586	—
12-31-12	83,361,384	2,256,216	36.95	.207	—
12-31-13	110,155,511	2,335,264	47.17	.2408	1.62945
12-31-14	122,102,388	2,463,893	49.56	.265	1.71490
12-31-15	116,368,311	2,378,851	48.92	.2725	.5244
12-31-16	122,877,447	2,381,534	51.60	.2929	.47505
12-31-17	144,610,324	2,387,530	60.57	.2033	2.11478
12-31-18	151,571,438	2,640,626	57.40	.2798	.6652
12-31-19	195,797,767	2,681,440	73.02	.2876943	2.43694
12-31-20	238,235,025	2,684,955	88.73	.08	3.38466
12-31-21	270,123,997	2,589,329	104.32	.00	7.10484

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2021
(Unaudited)

As a shareholder of the Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2021 – December 31, 2021).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers (including redemption requests), returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2021 –
	July 1, 2021	December 31, 2021	December 31, 2021
Actual	$1,000.00	$1,106.60	$3.82
Hypothetical
(5% annualized return
before expenses)	$1,000.00	$1,021.58	$3.67

*	Expenses are equal to the Fund’s annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

PERCENTAGE OF TOTAL INVESTMENTS

DECEMBER 31, 2021
(Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stocks	$268,639,516
Short-Term Investments	1,894,929
Total	$270,534,445

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2021

Title of Security	Shares	Cost	Value
COMMON STOCKS - 99.45%

Administrative and Support Services - 15.07%
MasterCard, Inc. - Class A	50,000	$820,627	$17,966,000
PayPal Holdings, Inc. (a)	35,000	871,561	6,600,300
Terminix Global Holdings, Inc. (a)	60,000	2,174,916	2,713,800
TransUnion	40,000	3,502,992	4,743,200
Visa, Inc. - Class A	40,000	1,087,479	8,668,400
		$8,457,575	$40,691,700
Broadcasting (except Internet) - 0.52%
Cable One, Inc.	800	$1,607,999	$1,410,760

Building Material and Garden
Equipment and Supplies Dealers - 3.53%
Home Depot, Inc.	13,000	$1,941,152	$5,395,130
Lowe’s Companies, Inc.	16,000	1,631,716	4,135,680
		$3,572,868	$9,530,810
Chemical Manufacturing - 0.39%
The Sherwin-Williams Co.	3,000	$711,670	$1,056,480

Computer and Electronic
Product Manufacturing - 25.83%
Alphabet, Inc. - Class A (a)	4,000	$847,060	$11,588,160
Alphabet, Inc. - Class C (a)	4,010	844,083	11,603,296
Apple, Inc.	166,000	673,400	29,476,620
NVIDIA Corp.	40,000	2,316,829	11,764,400
Thermo Fisher Scientific, Inc.	8,000	1,773,523	5,337,920
		$6,454,895	$69,770,396
Credit Intermediation and
Related Activities - 6.10%
JPMorgan Chase & Co.	30,000	$1,721,192	$4,750,500
SVB Financial Group (a)	12,000	2,426,971	8,138,880
Wells Fargo & Co.	75,000	2,190,904	3,598,500
		$6,339,067	$16,487,880

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2021

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Food Services and Drinking Places - 1.74%
Casey’s General Stores, Inc.	6,000	$989,889	$1,184,100
Starbucks Corp.	30,000	561,001	3,509,100
		$1,550,890	$4,693,200

Funds, Trusts, and Other
Financial Vehicles - 1.14%
Alcon, Inc. - ADR	35,500	$2,087,585	$3,092,760

Health and Personal Care Stores - 0.46%
Ulta Beauty, Inc. (a)	3,000	$1,109,837	$1,237,020

Insurance Carriers and
Related Activities - 5.77%
Berkshire Hathaway, Inc. - Class B (a)	20,000	$678,649	$5,980,000
The Progressive Corp.	30,000	2,368,209	3,079,500
UnitedHealth Group, Inc.	13,000	3,145,098	6,527,820
		$6,191,956	$15,587,320

Merchant Wholesalers,
Durable Goods - 1.20%
IAA, Inc. (a)	64,000	$2,671,243	$3,239,680

Miscellaneous Manufacturing - 1.25%
Edwards Lifesciences Corp. (a)	26,000	$1,872,066	$3,368,300

Nonstore Retailers - 6.17%
Amazon.com, Inc. (a)	5,000	$1,231,664	$16,671,700

Other Information Services - 3.42%
Meta Platforms, Inc. - Class A (a)	27,500	$3,597,112	$9,249,625

Professional, Scientific &
Technical Services - 2.61%
IQVIA Holdings, Inc. (a)	3,250	$616,405	$916,955
Palo Alto Networks, Inc. (a)	11,000	2,379,070	6,124,360
		$2,995,475	$7,041,315

See accompanying Notes to the Financial Statements.

ADR	American Depositary Receipt
Percentages are stated as a percent of net assets.
(a)	Non-Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2021

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Publishing Industries
(except Internet) - 11.76%
Adobe, Inc. (a)	12,000	$3,463,758	$6,804,720
Autodesk, Inc. (a)	13,000	1,985,801	3,655,470
Microsoft Corp.	52,000	6,470,467	17,488,640
salesforce.com, Inc. (a)	15,000	2,246,082	3,811,950
		$14,166,108	$31,760,780

Rail Transportation - 2.33%
Union Pacific Corp.	25,000	$730,153	$6,298,250

Real Estate - 0.60%
American Tower Corp.	5,500	$1,235,930	$1,608,750

Securities, Commodity Contracts,
and Other Financial Investments
and Related Activities - 6.38%
BlackRock, Inc.	5,000	$1,435,942	$4,577,800
Chemed Corp.	3,000	1,360,001	1,587,120
Intercontinental Exchange, Inc.	27,000	2,654,242	3,692,790
S&P Global, Inc.	13,000	2,334,390	6,135,090
Texas Pacific Land Corp.	1,000	810,904	1,248,870
		$8,595,479	$17,241,670

Truck Transportation - 3.18%
Old Dominion Freight Line, Inc.	24,000	$2,220,362	$8,601,120
TOTAL COMMON STOCKS		$77,399,934	$268,639,516

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non-Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2021

Title of Security	Shares	Cost	Value
SHORT-TERM INVESTMENTS - 0.70%

Mutual Funds - 0.70%
First American Treasury Obligations
Fund - Class X 0.01% (b)	1,894,929	$1,894,929	$1,894,929
TOTAL SHORT-TERM INVESTMENTS		$1,894,929	$1,894,929

TOTAL INVESTMENTS - 100.15%		$79,294,863	$270,534,445
LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.15)%			(410,448)
TOTAL NET ASSETS - 100.00%			$270,123,997

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(b)	The rate shown is the annualized seven-day yield as of December 31, 2021.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

ASSETS:
Investments in securities, at fair value (cost: $79,294,863)	$270,534,445
Receivables
Fund shares issued	120
Dividends and interest	14,354
Prepaid expenses	6,236

TOTAL ASSETS:	$270,555,155

LIABILITIES:
Payables
Payable to Adviser	$342,685
Accrued expenses	88,473

TOTAL LIABILITIES:	$431,158

TOTAL NET ASSETS	$270,123,997

NET ASSETS CONSIST OF:
Capital Stock	$71,048,969
Total distributable earnings	199,075,028

TOTAL NET ASSETS	$270,123,997

SHARES OUTSTANDING
($0.0001 par value; 100,000,000 shares authorized)	2,589,329

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$104.32

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

INVESTMENT INCOME:
Dividend income	$1,570,738
Interest income	1,291

Total investment income	$1,572,029

EXPENSES:
Advisory fees	$1,310,089
Administration fees	211,528
Dividend disbursing and transfer agent fees	77,273
Fund accounting fees	68,838
Other	66,483
Independent director’s expenses and fees	63,531
Professional services	51,521
Custody fees	32,191
Printing and supplies	12,547

Total expenses	$1,894,001

NET INVESTMENT LOSS	$(321,972)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	$25,853,948
Net change in unrealized appreciation of investments	34,464,914

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	$60,318,862

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,996,890

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	2021	2020
OPERATIONS:
Net investment income/(loss)	$(321,972)	$93,314
Net realized gain on investments	25,853,948	8,991,244
Net change in unrealized
appreciation of investments	34,464,914	41,303,935

Net increase in net assets
resulting from operations	$59,996,890	$50,388,493

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(18,022,549)	(9,108,918)

Total distributions	$(18,022,549)	$(9,108,918)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets
from capital share transactions	(10,085,369)	1,157,683

Total Increase in net assets	$31,888,972	$42,437,258

NET ASSETS:
Beginning of the Year	$238,235,025	$195,797,767
End of the Year	$270,123,997	$238,235,025

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$88.73	$73.02	$57.40	$60.57	$51.60

Income from investment operations:
Net investment income/(loss)(1)	(0.12)	0.03	0.28	0.29	0.20
Net realized and unrealized
gain/(loss) on investments	22.81	19.14	18.06	(2.51)	11.08
Total from
investment operations	22.69	19.17	18.34	(2.22)	11.28

Less dividends and distributions:
Dividends from net
investment income	—	(0.08)	(0.29)	(0.28)	(0.20)
Dividends from net
realized gain	(7.10)	(3.38)	(2.43)	(0.67)	(2.11)
Total distributions	(7.10)	(3.46)	(2.72)	(0.95)	(2.31)

Net asset value, end of year	$104.32	$88.73	$73.02	$57.40	$60.57

Total return	25.93%	26.44%	32.13%	(3.76)%	21.98%

Supplemental data and ratios:
Net assets, end of period
(in thousands)	$270,124	$238,235	$195,798	$151,571	$144,610
Ratio of net expenses to
average net assets:	0.72%	0.77%	0.79%	0.77%	0.79%
Ratio of net investment
income/(loss) to
average net assets:	(0.12)%	0.05%	0.42%	0.40%	0.35%
Portfolio turnover rate	9.2%	8.9%	16.9%	2.8%	4.7%

See accompanying Notes to the Financial Statements.

(1)	Net investment income per share is calculated using the ending balances prior to consideration of adjustment for permanent book-to-tax differences.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

A.	Investments –

Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying Statement of Assets and Liabilities and the Schedule of Investments at fair value based on quoted market prices. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using market quotations or a matrix method provided by an independent pricing service. Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). If no sales were reported on that day, quoted market price represents the closing bid price.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which prices are not readily available are valued by the Fund’s valuation committee (the “Valuation Committee”) at a fair value determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

The Valuation Committee concludes that a price determined under the Fund’s valuation procedures is not readily available if, among other things, the Valuation Committee believes that the value of the security might be materially affected by an intervening significant event. A significant event may be related to a single issuer, to an entire market sector, or to the entire market. These events may include, among other things: issuer-specific events including rating agency action, earnings announcements and corporate actions, significant fluctuations in domestic or foreign markets, natural disasters, armed conflicts, and government actions. In the event that the market quotations are not readily available, the fair value of such securities will be determined in good faith, taking into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. The members of the Valuation Committee shall continuously monitor for significant events that might necessitate the use of fair value procedures.

B.	Federal Income Taxes –

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies (“RICs”) to distribute all of its taxable income to shareholders.  Therefore, no Federal income tax provision for the Fund is required.  Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign securities.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund. The Fund has reclassified the components of its capital accounts for the year ended December 31, 2021, by increasing total distributable earnings by $321,979 and decreasing capital stock by $321,979.

The Fund has not recorded any liability for material unrecognized tax benefits as of December 31, 2021. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain benefits in income tax expense as appropriate on the Statement of Operations.

C.	Distribution To Shareholders –

The Fund records and distributes net investment income, if any, to shareholders on a quarterly basis on the ex-dividend date. Distribution of net realized gains, if any, are recorded and made on an annual basis to shareholders on the ex-dividend date.

D.	Use of Estimates –

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Net Assets from operations during the reporting period.  Actual results could differ from those estimates.

E.	Fair Value Measurements –

GAAP defines fair value as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical investments.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2021, maximized the use of observable inputs and minimized the use of unobservable inputs. During the year ended December 31, 2021, no securities held by the Fund were deemed Level 3.

The following is a summary of the inputs used as of December 31, 2021, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$268,639,516	$—	$—	$268,639,516
Short-Term Investments	1,894,929	—	—	1,894,929
Total Investments
in Securities	$270,534,445	$—	$—	$270,534,445

Refer to the Schedule of Investments for further information on the classification of investments.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the “Investment Adviser”) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month-end NAV of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser. For the year ended December 31, 2021, the Fund incurred $1,310,089 in advisory fees.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end NAV of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2021.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser acts as primary administrator to the Fund at an annual rate of $42,000, through quarterly payments of $10,500. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, acts as sub-administrator to the Fund. These administrative expenses are combined as Administration fees on the Statement of Operations. As of December 31, 2021, $10,500 was due to the Investment Adviser for its services as primary administrator, which is included in the Accrued expenses on the Statement of Assets and Liabilities.

(3)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the year ended December 31, 2021 was:

2021
Non U.S. government securities	$23,443,440

Net proceeds from sales of long-term investments during the year ended December 31, 2021 was:

2021
Non U.S. government securities	$42,456,930

There were no long-term U.S. government transactions for the year ended December 31, 2021.

(4)	NET ASSET VALUE

The NAV per share is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, and represents the effective price for all subscriptions and redemptions.

(5)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the years ended December 31, 2021 and 2020, were as follows:

	2021	2020
Shares sold	51,580	129,529
Shares issued to shareholders in
reinvestment of net investment income	81,887	60,621
	133,467	190,150
Shares redeemed	(229,093)	(186,635)
Net increase/decrease	(95,626)	3,515

Value of capital stock issued and redeemed during the years ended December 31, 2021 and 2020, were as follows:

	2021	2020
Net proceeds from shares sold	$4,953,713	$9,239,482
Reinvestment of distributions	8,179,725	5,183,398
	13,133,438	14,422,880
Cost of shares redeemed	(23,218,807)	(13,265,197)
Net increase/decrease	$(10,085,369)	$1,157,683

(6)	DISTRIBUTIONS TO SHAREHOLDERS

On December 3, 2021 the Fund declared and paid a long-term capital gain distribution of $7.10484 per share to shareholders of record on December 2, 2021.

(7)	FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2021 and 2020 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
12/31/21	$—	$18,022,549
12/31/20	$121,714	$8,987,204

As of December 31, 2021, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$79,294,863
Unrealized appreciation	$191,499,231
Unrealized depreciation	(259,649)
Net unrealized appreciation	$191,239,582

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$191,239,582
Undistributed ordinary income	—
Undistributed long term gains	7,835,446
Other accumulated gain/(loss)	—
Total distributable earnings	$199,075,028

As of December 31, 2021, the Fund did not have any capital loss carryovers.

(8)	SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridges Investment Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bridges Investment Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 25, 2022

PRIVACY POLICY NOTICE
(Unaudited)

Protecting your privacy is important to Bridges Investment Fund, Inc. and our employees. We want you to understand what information we collect and how we use it. In order to provide our shareholders with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain shareholder information. The following policy serves as a standard for all Bridges Investment Fund, Inc. employees for the collection, use, retention, and security of nonpublic personal information.

What Information We Collect

In order to serve you better, we may collect nonpublic personal information about you from the following sources:

•	Information we receive from you in connection with opening an account or establishing and maintaining a shareholder relationship with us, whether in writing or oral;

•	Information about your transactions with us or our affiliates; and

•	Information we receive from third parties such as your accountants, attorneys, life insurance agents, family members, financial institutions, custodians, trustees and credit bureaus.

“Nonpublic personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you. For example, nonpublic personal information includes the contents of your application, account balance, transaction history and the existence of a relationship with us.

What Information We Disclose

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. We are permitted to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to third parties to assist us in servicing your account with us.

If you decide to close your account(s) or become an inactive shareholder, we will adhere to the privacy policies and practices as described in this notice.

Our Security Procedures

We also take steps to safeguard shareholder information. We restrict access to your personal and account information to those who need to know that information to provide products and services to you. Violators of these standards will be subject to disciplinary measures. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ADDITIONAL DISCLOSURES

INVESTMENT ADVISORY AGREEMENT DISCLOSURE (Unaudited)

As required by the terms of the investment advisory agreement, the Fund’s Independent Board members vote for the continuance of the agreement no less than annually.  On May 18, 2021, the Fund’s investment advisory agreement with BIM was approved by the Independent Board for a period commencing on July 31, 2021 through July 30, 2022.

In approving the continuance of the investment advisory agreement, the independent directors of the Fund were asked to take the following factors into consideration:

•	The nature, extent, and quality of the services to be provided by the investment adviser;

•	The comparative investment performance of the Fund and the investment adviser;

•	The costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the Fund;

•	The extent to which economies of scale would be realized as the Fund grows;

•	Whether the fee levels reflect these economies of scale for the benefit of Fund investors; and

•	Whether the Board relied upon comparisons of the services to be rendered and the amounts to be paid under the Investment Advisory Contact with those under other similar investment advisory contracts.

With respect to BIM’s financial resources, BIM provided the Fund’s Board of Directors information showing (as of December 31, 2020) total assets of $27,151,626 no long-term debt, and total shareholders’ equity of $22,464,102 with a current ratio (current assets to current liabilities) of 1.138x and an equity to total assets ratio of 82.74%.

The directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision.  Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives.  The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the performance of this group and the S&P 500 is presented below.

	1 Year	3 Years	5 Years	10 Years
Average Growth Fund	63.60	20.88	19.86	15.03
S&P 500	56.35	16.78	16.29	13.92
Bridges Investment Fund	60.50	18.02	17.17	13.16

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (96.47% as of March 31, 2021) cash and cash equivalents (3.53% as of March 31, 2021) and bonds (0.00% as of March 31, 2021).  They also reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (35.08x as of March 31, 2021) price/cash flow ratio (24.65x) and price/book ratio (6.59x), as well as the Fund’s turnover ratio, which was at 8.9% for the trailing twelve months, was still well below the average turnover ratio average of 58.17% for a comparison group of large cap growth funds.  The directors also reviewed the Fund’s expense ratio, which was 0.78% for the period ending March 31, 2021, compared to an average of 1.10% for a peer group of funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund’s compliance structure.

The Board of Directors noted that Edson L. Bridges III has more than 38 years of experience with the Fund’s portfolio and thus is very familiar with the Fund’s history and operations.  The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Brian Kirkpatrick as the back-up person in this position.

At each Board of Directors meeting since 1995, the Board has reviewed the brokerage commissions and fees paid with respect to all securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. The actions taken by Management with respect to portfolio transactions and commission levels have been approved by the Board of Directors

MANAGEMENT’S DISCUSSION AND ANALYSIS
(Unaudited)
Introduction

The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C.  The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b)(3)

The Directors, as a group, were paid a total of $63,500 by Bridges Investment Management, Inc. for their attendance at Audit and Administration/Nominating Committee meetings in addition to Board of Directors and Independent Board meetings held during 2021.  These fees were reimbursed by the Fund in the calendar quarter that followed the date such payment was made.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2021.  During the most recent fiscal year ended December 31, 2021, the Fund paid its investment adviser, Bridges Investment Management, Inc., $1,310,089 in fees under the investment advisory contract.

Item 22(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). In addition, the Fund’s Statement of Additional Information includes additional information about Fund directors and is available, from the Fund’s website at http://www.bridgesfund.com or by calling 1.800.939.8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).  Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Management, Inc.  Those individuals who are not “interested persons” are disinterested persons for this disclosure.  Bridges Investment Fund, Inc. considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgement with respect to the governance of the Fund.**

MD&A–2

Item 22(e)(4)

Liquidity Risk Management Program

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended.  The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.  The Board approved the appointment of a Liquidity Administration Committee, which includes representatives from Bridges Investment Management, Inc., the Fund’s investment adviser.

The Liquidity Administration Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness.  The Liquidity Administration Committee, using data gathered since it had last presented to the Board of Directors at its meeting on November 17, 2020, found nothing new or out of the ordinary as it made its presentation to them at their November 16, 2021 meeting.  The report noted that during the Review period, October 1, 2020 through September 30, 2021, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity.  It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investment to meet shareholder redemption activities in accordance with applicable requirements.  The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program had been effectively implemented during the Review Period.

MD&A–3

Disclosure Regarding Fund Directors and Officers (Unaudited)

**Disinterested Persons Also Known as Independent Directors**

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Daniel J. Brabec	Mr. Brabec has been a Director of Spectrum Financial Services,
Age: 63	Inc. in Omaha, Nebraska from 1999 to 2020. He currently
serves as Senior Vice President of Spectrum. He has directly
Director	managed real estate and commercial credit assets for a
(2015 – present)	number of affiliates of Spectrum Financial Services, Inc. since
January 2009. Prior to that, he served as a Director of Great
Western Bank, Omaha, Nebraska and was its Chief Executive
Officer and President from 2001 until its sale in 2008, and
served as Controller for Great Western Bancorporation in an
interim role from 1999 to 2001. He began his career in banking in 1985 joining Pioneer Bank, St Louis, Missouri after three years with Control Data Corporation and served as Executive
Vice President, Security Officer and Director of Rushmore Bank
and Trust, Rapid City, South Dakota from 1993 to 1999.
Mr. Brabec has been determined to be an “audit committee
financial expert” within the meaning of the Sarbanes Oxley
Act of 2002 and the regulations related thereto by the Fund’s
Board of Directors.

Nathan Phillips	Mr. Dodge was elected Vice Chairperson of the Fund in
Dodge III	November 2021. In 2021 Mr. Dodge became the Chairman of
Age: 58	NP Dodge Company where, since April, 2014, he continues to
serve as its President. Prior to that he had served as the
Vice Chairperson	Executive Vice President of the Company. He has worked at
(2021 – present)	NP Dodge Company since October, 1993. Mr. Dodge is also a
principal officer and director of a number of subsidiary and
Director	affiliated companies in Lauritzen Corp. in 2008 and of First
(2010 – present)	State Bank of Loomis in 2003.

MD&A–4

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Jeffrey C. Royal	Mr. Royal is the President of Dundee Bank, a community bank
Age: 45	located in Omaha, Nebraska. He has served in that position
since January 2006. Prior to joining Dundee Bank, he was
Director	Second Vice President of First National Bank of Omaha.
(2018 – present)	Mr. Royal became a Director of Nicholas Financial, Inc. in 2017, a publicly traded company, a Director of Boston Omaha
Corporation in 2019, a publicly traded company, and also
serves as the Chairperson and a director of Mackey Banco, Inc.
(the holding company for Dundee Bank) and as a director of
Brunswick State Bank. He also served as a director of both
Tri-Valley Bank and Eagle State Bank since 2009 and 2013,
respectively. Those banks merged in January 2021, and
Mr. Royal now serves as the non-executive Chairman of the
combined entities, operating as Riverstone Bank. Mr. Royal has been determined to be an “audit committee financial expert”
within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

Robert Slezak	Mr. Slezak retired as a member of the Fund Board on
Age: 64	December 31, 2021 and from his role as Chairperson in
November 2021. Mr. Slezak is currently a private investor,
Director	and has been since November 1999. Prior to that, Mr. Slezak
(2008 – 2021)	served as Vice President, Chief Financial Officer and Treasurer
of the Ameritrade Holding Corporation from January 1989 to
Chairperson	November 1999 and as a director from October 1996 to
(2016 – 2021)	September 2002. Mr. Slezak currently serves as a member of
the board of directors of The Pegasus Companies, Inc.
Vice Chairperson	(formerly, Xanadoo Company), a developer of solar power
(2012 – 2016)	projects.

MD&A–5

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Kelly A. Walters	Kelly A. Walters is currently a partner with Kuehl Capital
Age: 61	Holdings LLC and Aspect Venture Partners, an affiliate of Kuehl
Capital Holdings. He also operates a business named Outdoor
Director	Lifestyle Suppliers where he is the sole owner and CEO. Prior
(2013 – present)	to those positions, Mr. Walters was the President and Chief
Executive Officer of Condor Hospitality Trust, Inc. (formerly,
Supertel Hospitality, Inc.), a NASDAQ listed hospitality real estate investment trust based in Norfolk, Nebraska (Condor), from April 2009 through February 2015. Prior to joining
Condor, Mr. Walters was the Senior Vice President of Capital
Markets at Investors Real Estate Trust from October 2006 to
March 2009. Prior to IRET, Mr. Walters was a Senior Vice
President and Chief Investment Officer of Magnum Resources,
Inc., a privately held real estate investment and operating
company, from 1996 to 2006. Prior to Magnum, Mr. Walters was a Deputy Manager of Brown Brothers Harriman from 1993 to
1996, an Investment Manager at Peter Kiewit Sons, Inc. from
1985 to 1993, and a stockbroker at Piper, Jaffray and Hopwood from 1983 to 1985. Mr. Walters has been determined to be an
“audit committee financial expert” within the meaning of the
Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

MD&A–6

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Lyn Wallin	Ms. Wallin Ziegenbein is an attorney and currently serves as
Ziegenbein	the Executive Director Emerita of the Peter Kiewit Foundation,
Age: 69	a private foundation awarding charitable grants throughout
Nebraska and portions of Iowa and Wyoming, since January
Director	2014, and served as the Executive Director of the Peter Kiewit
(2013 – present)	Foundation from March 1984 to December 2013. Commencing
in 2017, Ms. Wallin Ziegenbein also serves the Manager of
Chairperson	Future Forward, LLC, an Omaha based investor group, and
(2021 – present)	New North Makerhood, Inc., a nonprofit organization, together these entities are developing property in downtown Omaha,
Vice Chairperson	Nebraska for the purpose of creating an “arts and trades”
(2018 – 2021)	district. Since 2015, she has been a private philanthropy
consultant. Ms. Wallin Ziegenbein has served on the Board of
Directors of Assurity Life Insurance Company since 1984 and
served on the Board of Lamp Rynearson Engineering until
December 31, 2017. Previously, Ms. Wallin Ziegenbein served
on the Federal Reserve Bank of Kansas City’s Omaha Branch
Board of Directors from 2006 to 2011. Ms. Wallin Ziegenbein’s prior experience also includes serving as a director of Norwest
Bank Nebraska and Lincoln Telephone and Telegraph.
Ms. Wallin Ziegenbein also served as an Assistant United States
Attorney for Nebraska from 1978 to 1982. Ms. Wallin
Ziegenbein has been designated as the Lead Independent
Director of the Fund.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is, P.O. Box 542021, Omaha, Nebraska 68154.

MD&A–7

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund.  The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Edson L.	Since December 2000, Mr. Bridges has been President, Chief
Bridges III, CFA	Executive Officer, and Director of Bridges Investment
Age: 63	Management, Inc. Since August of 1983, Mr. Bridges was a full-
time member of the professional staff of Bridges Investment
President	Counsel, Inc. where he has served as Executive Vice President
(1997 – present)	since 1993. Mr. Bridges is also a Director of that firm.
Mr. Bridges has been responsible for securities research and the
Chief Executive	investment management for an expanding base of discretionary
Officer	management accounts, including the Fund, for more than
(2004 - present)	38 years. Mr. Bridges was elected President of Bridges
Investment Fund, Inc. on April 11, 1997, and he assumed the
Director	position of Portfolio Manager at the close of business on that
(1991 – present)	date. Mr. Bridges became Chief Executive and Investment
Officer of the Fund on April 13, 2004. Mr. Bridges is Chairperson
and a director of Bridges Investor Services, Inc., the President and CEO of Bridges Trust Company and Bridges Trust Company
South Dakota, and since 2017, a director of Bridges Holding
Company. Mr. Bridges served as a Director of Stratus Fund,
Inc., an open-end, regulated investment company located in
Lincoln, Nebraska from 1990 to 2016, and was previously
Chairperson of the Audit Committee of the Stratus Fund.

Robert W.	Mr. Bridges is a Senior Managing Director, Chief Investment
Bridges, CFA	Officer and Head of Equity at Sterling Capital Management
Age: 56	LLC. Sterling Capital Management LLC, located in Charlotte,
North Carolina, is an investment management company
Director	founded in 1970. Mr. Bridges began his service with Sterling
(2007 – present)	Capital Management, LLC in 1996 and served in various roles
including client service, systems integration, and compliance before joining the equity research team in 2000. Mr. Bridges also served various Bridges entities in the following positions: a
Director of Bridges Investment Counsel, Inc. since December
2006, a Director of Bridges Trust Company since 2007, and a
Director of Bridges Holding Company since 2017. Prior to
joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment
Counsel, Inc. for six years and was elected President in 2021.
Mr. Bridges earned his B.S. in Business from Wake Forest
University, and became a CFA charter holder in 2003.

MD&A–8

Additional Officers of the Fund

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Edson L.	Mr. Bridges was elected Chairperson Emeritus in April 2006 and
Bridges II, CFA	served in that position until April 2021. Mr. Bridges had
Age: 89	previously served as Chairperson, Vice-Chairperson, Chief
Executive Officer, and President of the Fund. Mr. Bridges was
Chairperson	replaced by Edson L. Bridges III as Chief Executive Officer of
Emeritus	the Fund on April 13, 2004. Mr. Bridges currently is the
(2006 – 2021)	Continuity and Research Officer for Bridges Investment
Management and served as a director from 2000 – 2017.
Vice-Chairperson	In September, 1959, Mr. Bridges became associated with the
(2005 – 2006)	predecessor firm to Bridges Investment Counsel, Inc. (BIC) and served for many years as President, Director, CEO, and Chief
Chairperson	Compliance Officer of Bridges Investment Counsel, Inc. BIC
(1997-2005)	voluntarily withdrew its registration as an SEC registered
investment advisor as of December 26, 2017, which registration
Chief Executive	commenced January 1946. Mr. Bridges is also President and
Officer	Director of Bridges Investor Services, Inc. During his tenure,
(1997 - 2004)	Mr. Bridges also served as President, Director, and Chief
Executive Officer of Provident Trust Company (n/k/a Bridges
President	Trust Company), originally chartered to conduct business on
(1970-1997)	March 11, 1992 and is currently the Continuity and Research
Officer for Bridges Trust Company.
Director
(1963 – 2007)

Nancy K. Dodge	Ms. Dodge has been an employee of Bridges Investment
Age: 60	Management, Inc. since 1994, where she serves as a Vice
President. After joining Bridges Investment Counsel, Inc. in
Treasurer	January of 1980, her career progressed through the accounting
(1986 – present)	department of that Firm, to her present position as Vice
President. Ms. Dodge is the person primarily responsible for
Chief Compliance	overseeing day to day operations for the Fund, and she is also
Officer	the key person for handling relations with shareholders, the
(2006 – present)	custodian bank, transfer agent, and the independent
registered public accounting firm. She was appointed Chief
Secretary	Compliance Officer of the Fund, as of November 21, 2006, and
(2017 – present)	Secretary of the Fund as of October 1, 2017. Ms. Dodge is a
Vice President for Bridges Trust Company, and Bridges Trust
Company South Dakota.

MD&A–9

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Brian	Mr. Kirkpatrick has been an employee of Bridges Investment
Kirkpatrick, CFA	Management since 1994 and has been a full-time member of
Age: 50	the professional staff of Bridges Investment Management, Inc., responsible for securities research, and the investment
Executive	management for an expanding base of discretionary
Vice President	management accounts, including the Fund, for more than
(2006 – present)	20 years. Mr. Kirkpatrick serves as a Senior Vice President and
Director of Bridges Investment Management and Senior Vice
Vice President	President for Bridges Trust Company and Bridges Trust Company
(2000 – 2006)	South Dakota. Having joined Bridges Investment Counsel, Inc.
on August 24, 1992, he served as a Senior Vice President until
2017. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the Fund on April 12, 2005.

MD&A–10

Item 22(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year.  The investment performance for 2021, the most recently completed fiscal year, was a 25.93% total return with cash and capital gain distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through six of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index.  In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-11.  The information on the line graph is set forth without amplifying commentary.  However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2021 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index, the Russell 1000 Growth Index, and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-11.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund.  Common stocks have ranged between 90.6% to 99.2% of total market value in the Fund’s portfolio over the last decade.  This observation means that our Fund’s investment record in the typical year is unlikely to match, exactly, results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund.  Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization and widely owned stocks; a representative list of which is held by our Fund.

MD&A–11

AVERAGE ANNUAL TOTAL RETURN
1 YEAR	5 YEAR	10 YEAR
25.93%	19.82%	15.99%

The Fund’s past performance is not an indication of how the Fund will perform in the future.  The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
BRIDGES INVESTMENT FUND, INC. AND
THE STANDARD AND POORS 500 INDEX

INFORMATION SUPPORTING AND SETTING
QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.	The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.
2.	The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.
3.	The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.
4.
All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates.  The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

MD&A–12

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser.  The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

The Fund does not utilize any other index outside of the S&P 500.

Item 22(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.)  These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2021 can be obtained at the Fund’s website at www.bridgesfund.com or by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited) – The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2021 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2021 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Bridges Investment Fund designates 0% of ordinary distributions as short-term gain distributions under Internal Revenue code Section 871(k)(2)(c).

Information to Be Filed in N-CSR Report – The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR.  The Fund’s President, Executive Vice-President, and Chief Compliance Officer/Secretary/Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR.  Form N-CSR includes certain additional items of information to be reported, including; Item 2, Code of Ethics; Item 3, Audit Committee Financial Expert; Item 4, Principal Accountant Fees and Services; Item 6, Schedule of

MD&A–13

Investments; Item 10, Submission of Matters to Vote of Security Holders; Item 11, Controls and Procedures; and Item 12, Exhibits.  The Fund’s report on Form N-CSR is available, without charge, at the SEC’s website at http://sec.gov, and is also available, without charge, upon request to the offices of the Fund at 1.800.939.8401.

Respectfully Submitted,

Edson L. Bridges III
President and Chief Executive and Investment Officer

 (This Page Intentionally Left Blank.)

BRIDGES INVESTMENT FUND, INC.
P.O. Box 542021
Omaha, Nebraska 68154

Telephone  402-397-4700
Facsimile  402-397-1555

Directors

Daniel J. Brabec	Jeffrey C. Royal
Edson L. Bridges III	Robert Slezak
Robert W. Bridges	Kelly A. Walters
Nathan Phillips Dodge III	Lyn Wallin Ziegenbein

Officers

Lyn Wallin Ziegenbein	Chairperson and Lead Independent Director
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Nathan Phillips Dodge III	Vice Chairperson
Brian M. Kirkpatrick	Executive Vice President
Nancy K. Dodge	Secretary, Treasurer and Chief Compliance
Officer

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Corporate Counsel	Counsel to Independent Directors

Baird Holm LLP	Husch Blackwell LLP
Attorneys at Law	13330 California Street
1700 Farnam Street	Suite 200
Suite 1500	Omaha, Nebraska 68154
Omaha, Nebraska 68102

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue
Suite 2200
Milwaukee, Wisconsin 53202

(b)	Notice pursuant to Rule 30e-3
Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s president and treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they provide a written request to the office of the Fund, Attention: Nancy Dodge, 13333 California Street, Suite 500, Omaha, NE 68154.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there are three audit committee financial experts serving on its audit committee.  Daniel J. Brabec, Jeffrey C. Royal and Kelly A. Walters are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

*Prior to his retirement as a Director on December 31,2021, Robert T. Slezak was an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
( a ) Audit Fees	$14,000	$14,000
( b ) Audit-Related Fees	$ -	$ -
( c ) Tax Fees	$3,500	$3,500
( d ) All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(c)
The registrant’s president, executive vice president, and treasurer/principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(d)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 3, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title)*    /s/Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date    March 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date    March 2, 2022

By (Signature and Title)*    /s/Brian M. Kirkpatrick
Brian M. Kirkpatrick, Executive Vice President

Date    March 2, 2022

By (Signature and Title)*    /s/Nancy K. Dodge
Nancy K. Dodge, Secretary, Treasurer, CCO,
Principal Financial Officer

Date    March 2, 2022

* Print the name and title of each signing officer under his or her signature.